SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Class R prospectus dated July 1, 2003 for the Scudder RREEF Real Estate Securities Fund:


The following replaces similar information on page 8 of the currently effective Class R prospectus of Scudder RREEF Real Estate Securities Fund:

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Average Annual Total Returns (%) as of 12/31/2002
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                                             1 Year          Since Inception*
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Class R                                        7.24                16.55
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Index 1 (reflects no deductions for          -22.10               -12.58
fees, expenses or taxes)
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Index 2 (reflects no deductions for            3.64                14.74
fees, expenses or taxes)
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Index 3 (reflects no deductions for            3.58                16.06
fees, expenses or taxes)
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Index 1: Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Morgan Stanley REIT Index is a total return index comprised of the most actively traded real estate investment trusts (REITs) and is designed to be a measure of real estate equity performance.**

Index 3: Wilshire REIT Index is an unmanaged index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.**

*    Since December 1, 1999. Index comparisons begin on November 30, 1999.

** Effective April 19, 2004, the Morgan Stanley REIT Index replaced the Wilshire REIT Index as a benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Morgan Stanley REIT Index than the Wilshire REIT Index as it more accurately reflects the fund's investment strategy.

Total returns for 2001 through 2002 would have been lower if operating expenses hadn't been reduced.

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Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.

April 19, 2004
3606-R